MEDOVEX CORPORATION

Better Living Through Better Medicine

Safe Harbor Statement

MEDOVEX CORPORATION
Better Living Through Better Medicine

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of a definitive private placement memorandum and related materials, which will contain important information regarding MEDOVEX (the "Company") and any such offering, including a description of important risk factors which every prospective investor should consider.

We have made forward- looking statements in this presentation that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements and information concerning our possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, benefits resulting from any offering by the Company and the effects of compensation. Forward-looking statements include all statements that are not historical facts, and can be identified by the use of forward-looking terminology such as words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

Forward –looking statements involve risk, uncertainties and assumptions. Actual results and future events may differ materially from those expressed, assumed or anticipated in these forward-looking statements. You should not rely on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements after the date of this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These risks and uncertainties include, but are not limited to the possibility that clinical trials will not be successful or confirm earlier results, risks associated with obtaining funding from third parties, risks relating to the timing and costs of clinical trials, approvals for clinical trials, results of clinical trials, the timing of regulatory submissions, the timing and receipt of regulatory approvals, the timing and amount of other expenses, execution risks, competition, risks related to market acceptance of products, intellectual property risks, assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors set forth under the headings "Cautionary Note Concerning Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's 10-K filed with the SEC described in this presentation. All statements contained in this presentation are made only as of the date of this presentation and Medovex undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause our results to differ materially from those expressed in forward-looking statements. Theses factors include our competitive environment; our executive team, economic and other conditions in the markets in which we propose to operate; governmental regulation of our proposed products and of the markets in which we propose to operate; uncertainties inherent in product development and testing; our further financing needs; and our ability to grow and to manage out growth effectively.

Statements made in this presentation have not been evaluated by the Food and Drug Administration or the Center for Medicaid and Medicare Services. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Carol's Story



George's Story



Who is Medovex

At Medovex (MDVX), our goal is to bring innovative medical and health care technologies to the world.

Company Snapshot

Medovex is an emerging leader in the aggregation of medical and healthcare technologies. Along with our DenerveX System, we are building through acquisition a diversified portfolio of patented Medtech assets focused on improving the quality of patient care while possessing near term commercialization opportunity.

- Strong management team and board of directors comprised of skilled surgeons, renowned physicians, a distinguished military general, and experienced business executives all with historic track records of success.
- Completed successful IPO raising $9.2 million and listing on Nasdaq: MDVX / Strong balance sheet / No debt
- DenerveX System is targeted in a multi-billion dollar Osteoarthritis market opportunity and has passed significant development milestone
- Successful acquisition and integration of first portfolio company Streamline®
- Exclusive U.S. marketing partnership with largest hospital bed supplier Hill-Rom® Corporation and their wholly owned subsidiary Trumpf Medical® for the sale of Streamline's IV Suspension System
- Highly scalable aggressive growth model accompanied by a robust acquisition pipeline and consistent quality deal flow

Exchange: Ticket	NASDAQ: MDVX
Common Shares	11.05M (Approx.)
Market Cap	$37M
Share Price (5/28/2015)	$3.62
52 Week Range	$3.11-$5.25
Average Daily Volume (3 Mo.)	36,974
Insider/ Institutional Ownership	55%
Headquarters	Atlanta, GA
Employees	8
Founded	2013

MEDOVEX will develop and acquire technologies that significantly improve patient quality of care and health care economics. Initially, we have focused on management of facet joint syndrome and intra-hospital patient transport.

DENERVEX

Streamline™
A Medovex Company

Key Management & Board Members

MEDOVEX CORPORATION

- Steve Gorlin, Co-Founder & Board of Directors
- James Andrews, MD, Co-Developer & Board of Directors
- Larry Papasan, Chairman, Board of Directors
- Scott Haufe, MD, Inventor, Co-Developer & Board of Directors
- John Thomas, Board of Directors
- Major General Lou Hennies (retired), Board of Directors
- Randal Betz, MD, Board of Directors
- Jarrett Gorlin, CEO & Board of Directors
- John Blank MD, Board of Directors
- Thomas Hills, Board of Directors
- Patrick Kullmann, President & COO
- Jeff Wright, Chief Financial Officer

MEDIVATION · MiMedx GROUP · EntreMed · ANDREWS INSTITUTE · smith&nephew · BIOMIMETIC · AxioMed SPINE CORPORATION · CytRx CORPORATION · DARA BioSciences Advancing Medical Discoveries · MEDICIS · Boston Scientific · Medtronic · Johnson & Johnson · Hills Capital Management, llc

Facet joint syndrome (FJS) is a condition in which the joints in the back of the spine degenerate or are injured and subsequently cause pain.


Facet joint
Cervical vertebra
Cervical disc
Facet capsule

Current Treatment Options

Spinal Injections


Facet Injections
Cross-section of facet joint showing injection into the joint cavity.
Facet joint
Fig. 3

Treatment Effectiveness:
Temporary

Radio Frequency Ablation


NERVES BEFORE PROCEDURE
3 Surgeon sends enough electricity through the electrode to heat the nerve
Pain signals travel along the medial branch
Nerve root
Painful facet joint
1 Cannula is inserted
By stopping the nerve signals coming from the facet joint, pain in that area stops
2 Radiofrequency electrode is inserted
NERVES AFTER PROCEDURE

Treatment Effectiveness:
Temporary

DenerveX System-Our Solution (Proving the Concept)

- Using a two-step procedure of facet joint capsular tissue removal and RF Ablation we demonstrated positive outcomes via a study of 174 patients
- In conducting a three to six year follow up it was shown that 73% of the patients were still experiencing positive outcomes



Photo of DenerveX Manual Method Concept



Facet joint
Cervical vertebra
Cervical disc
Facet capsule

Sample Image of the Treated Area

- Combines the two step procedure into one device
- Provides for a longer lasting treatment solution
- It is a single use medical device
- Less invasive, minimal recovery time versus surgery
- Offers potential savings to the health care system
- DenerveX Pro-40 Power Generator precisely matched with the DenerveX Device for effective therapy and patient safety


DENERVEX

DenerveX Device-Single Use


DENERVEX

DenerveX Pro-40 Power Generator

DenerveX System- Why Now?
(Health Care Economics over a 3 year Period)

MEDOVEX CORPORATION

Temporary Treatments	• Injections (3 times annually)
	  • Cost- $12,900
	• RF Ablations/ Pulsed RF (2 times annually)
	  • Cost- $9,750

Long Term Treatment	• Spinal Fusion (1 time) • Cost- $108,985
DenerveX System Solution	• DenerveX System (1 time) • Cost- $2,010

MEDOVEX CORPORATION
Better Living Through Better Medicine

DenerveX System Market Potential

- 10% of American adults have back pain
- 31% of chronic back pain has Facet Joint Syndrome
- This would equate to almost 9 million people currently suffering from Facet Joint Syndrome in the U.S.

Streamline IV Suspension System- The Problem We Solve

MEDOVEX CORPORATION
Better Living Through Better Medicine

The Problem
Traditional IV Pump and Equipment Approach



Safe

Easy

Efficient

The Solution
Streamline IV Suspension System Approach



Streamline IV Suspension System- Why Now?

Cumbersome ⟵ **Current IV Poles** ⟶ Unsafe

↓

Inefficient



Medical equipment has become bigger and more cumbersome and the supporting base of equipment has not kept pace.



Limited available staff for transport- right now it takes as many as 4 people or more to transport a patient.



Likelihood of IV line disruption offers significant clinical and financial costs for hospital.

Streamline IV Suspension System

- 5745 Hospitals in the U.S.
- 40,000 patient transports in each hospital per year
- 230 million transports in U.S. hospitals annually
- 94,000 Critical Care Unit beds in U.S.

MEDOVEX CORPORATION

Better Living Through Better Medicine

Medovex

NASDAQ: MDVX

- Founded by Steve Gorlin (Entremed, Medicis, Medivation, MiMedx)
- First developmental product Co-Developed by Dr. Scott Haufe and Dr. James Andrews (world renowned orthopedic surgeon)
- Experienced and proven management team and board of directors
- Strong balance sheet / No debt / Raised $9.2M in IPO December 19, 2014
- High insider / Institutional ownership (55%)
- Scalable high growth recurring revenue model
- Significant progress in design and development of first product (DenerveX System-Device and Generator)
- Intellectual property portfolio (300 claims)
- Completed and integrated first acquisition (Streamline) / Exclusive marketing partnership with Hill-Rom
- Strong pipeline of potentially accretive acquisition opportunities